U.S. SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported):  December 21, 2003
                                                            -----------------

                      Technology Consulting Partners, Inc.
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               (Exact Name of Registrant as Specified in Charter)


Commission file number: 333-90682
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        Colorado                                      84-1605055
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(State or other jurisdiction                (I.R.S. Employer Identification No.)
of incorporation or organization)


            9282 South Fox Fire Lane, Highlands Ranch, Colorado 80129
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              (Address of principal executive offices) (Zip Code)


                                 (303) 893-2300
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               Registrant's telephone number, including area code

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                      TECHNOLOGY CONSULTING PARTNERS, INC.


Item 5.   Other Events and Regulation FD Disclosure

          Technology Consulting Partners, Inc. announces signing of definitive agreement with TechnoConcepts, Inc. A copy of the press release is attached and incorporated herein by reference as Exhibit 99.1.





                                   SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                 Technology Consulting Partners, Inc.
                                 (Registrant)


Date: December 22, 2003         /s/ Frederick R. Clark Jr.
      -----------------         --------------------------
                                President and C.E.O.



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